This is filed pursuant to Rule 497(c).
File Nos.  333-37177 and 811-08403.

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(LOGO)                ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC.
                         - ALLIANCEBERNSTEIN SMALL CAP GROWTH
                           INSTITUTIONAL FUND

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c/o Alliance Global Investor Services, Inc.
P.O. 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

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               STATEMENT OF ADDITIONAL INFORMATION
                          March 1, 2004

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          This Statement of Additional Information ("SAI") is not
a prospectus but supplements and should be read in conjunction with the current Prospectus dated March 1, 2004 (the
"Prospectus") for AllianceBernstein Institutional Funds, Inc.
(the "Company"). Financial statements for the Company for the year ended October 31, 2003 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                        -----------------
                                                             Page
                                                             ----

Description of the Fund.....................................
Management of the Fund......................................
Expenses of the Fund........................................
Purchase of Shares..........................................
Redemption and Repurchase of Shares.........................
Shareholder Services........................................
Net Asset Value   ..........................................
Dividends, Distributions and Taxes..........................
Portfolio Transactions......................................
General Information.........................................
Financial Statements and Report of Independent
  Auditors        ..........................................
Appendix A: Statement of Policies and Procedures
  for Voting Proxies........................................  A-1

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SM: This is a service mark used under license from the owner.

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                     DESCRIPTION OF THE FUND

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          The Company is an open-end management investment
company whose shares are offered in separate series referred to as "Funds." Each Fund is a separate pool of assets constituting, in effect, a separate fund with its own investment objective and policies. A shareholder in a Fund will be entitled to his or her pro-rata share of all dividends and distributions arising from that Fund's assets and, upon redeeming shares of that Fund, the shareholder will receive the then current net asset value of the applicable class of shares of that Fund. (See "Purchase and Sale of Shares" in the Prospectus.) The Company is empowered to establish, without shareholder approval, additional Funds which may have different investment objectives.

          The Company currently has four portfolios:
AllianceBernstein Small Cap Growth Institutional Fund (the "Fund"), which is described in this SAI, and AllianceBernstein Premier Growth Institutional Fund, AllianceBernstein Real Estate Investment Institutional Fund and AllianceBernstein Special Equity Institutional Fund, which are each described in a separate SAI, copies of which can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. The Fund changed its name from Alliance Quasar Institutional Fund to AllianceBernstein Quasar Institutional Fund effective March 31, 2003. The Fund changed its name from AllianceBernstein Quasar Institutional Fund to AllianceBernstein Small Cap Growth Institutional Fund effective March 1, 2004.

          Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Company's Board of Directors (the "Board of Directors" or the "Directors") without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Policies and Practices
---------------------------------

          The investment objective of the Fund is growth of capital by pursuing aggressive investment policies. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. Moreover, to the extent the Fund seeks to achieve its objective through the more aggressive investment policies described below, risk of loss increases. The Fund is therefore not intended for investors whose principal objective is assured income or preservation of capital.

          Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For purposes on this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets.



          When business or financial conditions warrant, a more defensive position may be assumed and the Fund may invest in short-term fixed-income securities, in investment grade debt securities, in preferred stocks or may hold its assets in cash.


          The Fund may invest in restricted securities, and in other assets having no ready market, but not more than 15% of the Fund's net assets may be invested in all such restricted or not readily marketable assets at any one time (excluding Rule 144A securities). Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under Rule 144 or 144A promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.


          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc ("NASD").


          Alliance Capital Management L.P., the Fund's adviser ("Alliance" or the "Adviser"), acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Fund's Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of securities.



          In seeking to attain its investment objective of growth of capital, the Fund will supplement customary investment practices by engaging in a broad range of investment techniques including short sales "against the box," writing call options, purchases and sales of put and call options written by others and investing in special situations. These techniques are speculative, may entail greater risk, may be considered of a more short-term nature, and to the extent used, may result in greater turnover of the Fund's portfolio and a greater expense than is customary for most investment companies. Consequently, the Fund is not a complete investment program and is not a suitable investment for those who cannot afford to take such risks or whose objective is income or preservation of capital. The Fund will be subject to the overall limitations (in addition to the specific restrictions referred to below) that the aggregate value of all restricted and not readily marketable securities of the Fund, and of all cash and securities covering outstanding call options written or guaranteed by the Fund, shall at no time exceed 15% of the value of the total assets of the Fund, and that the Fund will not purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in such companies, taken at cost, to exceed 25% of the value of the Fund's total assets. There is also no assurance that the Fund will at any particular time engage in all or any of the investment activities in which it is authorized to engage.

          Forward Contract. A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

          Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts to attempt to minimize the risk to the Fund of adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.


          The Fund may enter into a forward foreign currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). The Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. In this situation the Fund may, in the alternative, enter into a forward foreign currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward foreign currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge").


          To the extent required by applicable law, the Fund's custodian will place liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency exchange contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a separate account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward foreign currency exchange contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law.


          The Fund will not speculate in forward foreign currency exchange contracts. The Fund will only enter forward foreign currency exchange contracts with counterparties that, in the opinion of the Adviser, do not present undue credit risk. Generally, such forward foreign currency exchange contracts will be for a period of less than three months.


          Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of securities decline. These transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The matching of the increase in value of a forward foreign currency exchange contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

          Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government Securities, securities issued by foreign government entities, or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

          Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

          The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act. The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund.


          The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's custodian will place liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under futures contracts.

          Stock Index Futures. The Fund may purchase and sell stock index futures contracts. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund will not purchase and sell options on stock index futures contracts.

          The Fund may purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures. In connection with its purchase of stock index futures contracts the Fund will deposit in a segregated account with the Fund's custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker. The Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

          Lending of Portfolio Securities. The Fund may seek to increase income by lending portfolio securities. Under present regulatory policies, such loans are required to be secured continuously by collateral consisting of liquid assets maintained in an amount at least equal to the market value of the securities loaned. The Fund has the right to call such a loan and obtain the securities loaned or equivalent securities at any time on five days' notice. During the existence of a loan, the Fund will receive the income earned on investment of the collateral. The aggregate value of the securities loaned by the Fund may not exceed 33 1/3% of the value of the Fund's total assets (including collateral for any stock loaned).

          Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in or prevented from, selling the collateral for its benefit. The Adviser monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

          Short Sales. The Fund may only make short sales of securities "against the box." A short sale is effected by selling a security which the Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Gains or losses will be short- or long-term for federal income tax purposes depending upon the length of the period the securities are held by the Fund before closing out the short sales by delivery to the lender. The Fund may, in certain instances, realize short-term gain on short sales "against the box" by covering the short position through a subsequent purchase. Not more than 15% of the value of the Fund's net assets will be in deposits on short sales "against the box". Short sales may be used by the Fund in some cases to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. However, pursuant to the Taxpayer Relief Act of 1997, if the Fund has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Fund generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

          Puts and Calls. The Fund may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Fund may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. When calls written by the Fund are exercised, the Fund will be obligated to sell stocks below the current market price.

          The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. (For a discussion regarding certain tax consequences of the writing of call options by the Fund, see "Dividends, Distributions and Taxes.")

          Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. It is the Fund's policy not to write a call option if the premium to be received by the Fund in connection with such option would not produce an annualized return of at least 15% of the then market value of the securities subject to option. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Option premiums vary widely depending primarily on supply and demand. Calls written by the Fund will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Sanford C. Bernstein & Co., LLC, ("SCB & Co.") an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Fund) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm. A call written by the Fund will not be sold unless the Fund at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities or (b) an offsetting call option on the same securities.

          The Fund will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets. The Fund will not sell any call option if such sale would result in more than 10% of the Fund's assets being committed to call options written by the Fund, which, at the time of sale by the Fund, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Fund shall at no time exceed 10% of the Fund's total assets.

          The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          In buying a call, the Fund would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Fund would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Fund could realize a gain or loss on such options by selling them.

          As noted above, the Fund may purchase and sell put and call options written by others, combinations thereof, or similar options. There are markets for put and call options written by others and the Fund may from time to time sell or purchase such options in such markets. If an option is not so sold and is permitted to expire without being exercised, its premium would be lost by the Fund.

Other Restrictions
------------------

          In addition to the investment restrictions described below, the Fund has undertaken as a matter of non-fundamental policy that it (i) will not invest more than 5% of its total assets in puts, calls, straddles, spreads or any combination thereof nor more than 2% of its net assets in puts or calls written by others; (ii) will not invest more than 5% of its net assets in warrants nor more than 2% of its net assets in unlisted warrants; (iii) will not invest in real estate (including limited partnership interests), excluding readily marketable securities or participations or other direct interests in oil, gas or other mineral leases, exploration or development programs; and (iv) will not purchase or retain the securities of any issuer if those officers and directors of the Company or its Adviser owning individually more than 1/2 of 1% of such issuer together own more than 5% of the securities of such issuer.

Fundamental Investment Policies
-------------------------------

          In addition to the investment objective and policies described above, the Fund has adopted certain fundamental investment policies which may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities which means the vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (2) more than 50% of the outstanding shares of the Fund, whichever is less.

          Briefly, these policies provide that the Fund may not:

          (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to such 5% and 10% limitations;

          (ii) invest more than 25% of the value of its total assets in any particular industry;

         (iii) issue senior securities (except to the extent that securities lending may be considered senior securities) or borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made;

          (iv) purchase or sell real estate;

          (v) participate on a joint or joint and several basis in any securities trading account;

          (vi) invest in companies for the purpose of exercising control;

         (vii) purchase or sell commodities or commodity contracts except forward and futures contracts and options on such contracts;

        (viii) write put options;

          (ix) make loans to other persons, except that the Fund may lend portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed the making of a loan;

          (x) except as permitted in connection with short sales of securities or writing of call options, described under the headings "--Short Sales" and "--Puts and Calls" above, pledge, mortgage or hypothecate any of its assets;

          (xi) except as permitted in connection with short sales of securities "against the box" described under the heading "Additional Investment Policies and Practices" above, make short sales of securities;


        (xii) purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; and


        (xiii) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

Application of Percentage Limitations
-------------------------------------

          Except as otherwise indicated, whenever any investment policy or practice, including any restriction, described in the Prospectus or under the heading "Description of the Fund," states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of any such maximum.

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                      MANAGEMENT OF THE FUND

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Adviser
-------

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

          Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.


          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding"), and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and registered financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.


          At March 31, 2003, Alliance Holding owned approximately
76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.


          Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

          Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Company. Such officers and employees may be employees of the Adviser or its affiliates.

          The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office space and certain other equipment, investment advisory and administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Company prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Board of Directors. The Fund paid to the Adviser, after waiver or reimbursement, a total of $0 in respect of such services during the Fund's fiscal year ended October 31, 2003.


          For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at an annualized rate of 1.00% of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed for the current fiscal year to waive its fee and/or bear certain expenses so that total operating expenses do not exceed on an annual basis 1.20% and 1.50% of aggregate average daily net assets, respectively, for Class I and Class II shares. This contractual agreement automatically extends each year unless the Adviser provides written notice 60 days prior to the Fund's fiscal year end. Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee. This waiver may be terminated at any time, but it is expected to continue for at least five years. The advisory fee waiver would reduce advisory fees to 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets.


          For the fiscal years ended October 31, 2001, 2002 and 2003, the Adviser received, after waiver or reimbursement, advisory fees of $65,001, $741,127 and $1,252,749, respectively, from the Fund.

          The Advisory Agreement became effective on November 14, 1997. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Directors including the Directors who are not parties to the Advisory Agreement or interested persons, as defined by the 1940 Act, of any such party at a meeting called for that purpose held on November 7, 1997, and by the Company's initial shareholder on November 3, 1997.

          The Advisory Agreement will continue in effect only so long as its continuance is approved annually by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined in the 1940 Act. Most recently, the Board of Directors approved continuance of the Advisory Agreement for the Fund for an additional annual term at a meeting held on November 17-18, 2003.


          The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Fund's outstanding voting securities, by a vote of a majority of the Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser will not be liable for any action or failure to act in accordance with its duties thereunder.


          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Quasar Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Small Cap Growth Fund, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under
the direction of the Board of Directors. Certain information concerning the Company's Directors is set forth below.
                                                          PORTFOLIOS   OTHER
                                                          IN FUND      DIRECTOR-
NAME, ADDRESS,                                            COMPLEX      SHIPS
AGE OF DIRECTOR                PRINCIPAL OCCUPATION(S)    OVERSEEN     HELD BY
(YEARS OF SERVICE*)            DURING PAST 5 YEARS        BY DIRECTOR  DIRECTOR
-------------------            -------------------        -----------  --------

INTERESTED DIRECTOR

Marc O. Mayer,** 46,           Executive Vice President    68          None
1345 Avenue of the Americas,   of ACMC since 2001,
New York, NY  10105            prior thereto, Chief
(Elected on November           Executive Officer of SCB
18, 2003)                      & Co. and its
                               predecessor, since prior
                               to 1999.

DISINTERESTED DIRECTORS

Chairman of the Board
William H. Foulk, Jr.,#+ 71,   Investment adviser and     116          None
2 Sound View Dr., Suite 100,   an independent
Greenwich, CT 06830 (6)        consultant. He was
                               formerly Senior Manager
                               of Barrett Associates,
                               Inc., a registered
                               investment adviser, with
                               which he had been
                               associated since prior
                               to 1999. He was formerly
                               Deputy Comptroller and
                               Chief Investment Officer
                               of the State of New York
                               and, prior thereto,
                               Chief Investment Officer
                               of the New York Bank for
                               Savings.

Ruth Block,#+ 73,              Formerly Executive Vice     96          None
500 S.E. Mizner Blvd.          President and Chief
Boca Raton, FL 33432 (6)       Insurance Officer of The
                               Equitable Life Assurance
                               Society of the United
                               States; Chairman and
                               Chief Executive Officer
                               of Evlico; Director of
                               Avon, BP (oil and gas),
                               Ecolab Incorporated
                               (specialty chemicals),
                               Tandem Financial Group
                               and Donaldson, Lufkin &
                               Jenrette Securities
                               Corporation; former
                               Governor at Large,
                               National Association of
                               Securities Dealers, Inc.

David H. Dievler,#+ 74,        Independent consultant.    100          None
P.O. Box 167,                  Until December 1994 he
Spring Lake, NJ 07762 (6)      was Senior Vice
                               President of ACMC
                               responsible for mutual
                               fund administration.
                               Prior to joining ACMC in
                               1984 he was Chief
                               Financial Officer of
                               Eberstadt Asset
                               Management since 1968.
                               Prior to that he was a
                               Senior Manager at Price
                               Waterhouse & Co. Member
                               of American Institute of
                               Certified Public
                               Accountants since 1953.

John H. Dobkin,#+ 62,          Consultant. Formerly        98          None
P.O. Box 12,                   President of Save
Annandale, NY 12504 (6)        Venice, Inc.
                               (preservation
                               organization) from
                               2001-2002, Senior
                               Advisor from June 1999 -
                               June 2000 and President
                               of Historic Hudson
                               Valley (historic
                               preservation) from
                               December 1989 - May
                               1999. Previously,
                               Director of the National
                               Academy of Design and
                               during 1988-1992,
                               Director and Chairman of
                               the Audit Committee of
                               ACMC.

Clifford L. Michel,#+ 64,      Senior Counsel of the       97          Placer
15 St. Bernard's Road,         law firm of Cahill                      Dome,
Gladstone, NJ 07934 (6)        Gordon & Reindel since                  Inc.
                               February 2001 and a
                               partner of that firm for
                               more than twenty-five
                               years prior thereto. He
                               is President and Chief
                               Executive Officer of
                               Wenonah Development
                               Company (investments)
                               and a Director of Placer
                               Dome, Inc. (mining).

Donald J. Robinson,#+ 69,      Senior Counsel to the       96          None
98 Hell's Peak Road,           law firm of Orrick,
Weston, VT 05161 (6)           Herrington & Sutcliffe
                               LLP since prior to 1999.
                               Formerly a senior
                               partner and a member of
                               the Executive Committee
                               of that firm. He was
                               also a member and
                               Chairman of the
                               Municipal Securities
                               Rulemaking Board and a
                               Trustee of the Museum of
                               the City of New York.

--------

*    There is no stated term of office for the Company's
     Directors.
**   Mr. Mayer is an "interested person," as defined in the 1940
     Act, due to his position as an Executive Vice President of
     ACMC.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.


          The Company's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met four times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

          In approving the most recent annual continuance of the Fund's Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

          The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered an expense limitation agreement for the Fund that sets expense caps on overall Fund expenses and provides for waiver of fees by the Adviser or reimbursement of expenses if needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

          In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and transfer agency services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Fund's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Fund.

          The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

          No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of all of the registered investment companies to which the Adviser provides investment advisory services ( collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.


                                              AGGREGATE DOLLAR
                                              RANGE OF EQUITY
                        DOLLAR RANGE OF       SECURITIES IN THE
                        EQUITY SECURITIES     ALLIANCEBERNSTEIN
                        IN THE FUND AS OF     FUND COMPLEX AS OF
                        DECEMBER 31, 2003     DECEMBER 31, 2003
                        -----------------     -----------------

Marc O. Mayer           None                  Over $100,000
Ruth Block              None                  Over $100,000
David H. Dievler        None                  Over $100,000
John H. Dobkin          None                  Over $100,000
William H. Foulk, Jr.   None                  Over $100,000
Clifford L. Michel      None                  Over $100,000
Donald J. Robinson      None                  Over $100,000

Officer Information
-------------------

Certain information concerning the Company's officers is set forth below.

NAME, ADDRESS*            POSITION(S) HELD   PRINCIPAL OCCUPATION
AND (AGE)                 WITH THE COMPANY   DURING PAST 5 YEARS
-----------------         ----------------   --------------------

Marc O. Mayer, (46)       President          See biography above.

Bruce K. Aronow, (37)     Senior Vice        Senior Vice
                          President          President of ACMC,**
                                             with which he has
                                             been associated
                                             since prior to 1999.

Daniel G. Pine, (52)      Senior Vice        Senior Vice
                          President          President of ACMC,**
                                             with which he has
                                             been associated
                                             since prior to 1999.

Thomas J. Bardong, (58)   Vice President     Senior Vice
                                             President of ACMC,**
                                             with which he has
                                             been associated
                                             since prior to 1999.

Thomas Kamp, (42)         Vice President     Senior Vice
                                             President of ACMC,**
                                             with which he has
                                             been associated
                                             since prior to 1999.

David Kruth, (40)         Vice President     Vice President of
                                             ACMC,** with which
                                             he has been
                                             associated since
                                             prior to 1999.

Alan E. Levi, (54)        Vice President     Senior Vice
                                             President of ACMC,**
                                             with which he has
                                             been associated
                                             since prior to 1999.

Daniel Nordby, (59)       Vice President     Senior Vice
                                             President of ACMC,**
                                             with which he has
                                             been associated
                                             since prior to 1999.

Michael J. Reilly, (39)   Vice President     Senior Vice
                                             President of ACMC,**
                                             with which he has
                                             been associated
                                             since prior to 1999.

Mark R. Manley, (41)      Secretary          Senior Vice
                                             President and Acting
                                             General Counsel of
                                             ACMC,** with which
                                             he has been
                                             associated since
                                             prior to 1999.

Mark D. Gersten, (53)     Treasurer and      Senior Vice
                          Chief Financial    President of AGIS**
                          Officer            and Vice President
                                             of AllianceBernstein
                                             Investment Research
                                             and Management, Inc.
                                             ("ABIRM"),** with
                                             which he has been
                                             associated since
                                             prior to 1999.

Vincent S. Noto, (39)     Controller         Vice President of
                                             AGIS,** with which
                                             he has been
                                             associated since
                                             prior to1999.

Andrew L. Gangolf, (49)   Assistant          Senior Vice
                          Secretary          President and
                                             Assistant General
                                             Counsel of ABIRM,**
                                             with which he has
                                             been associated
                                             since prior to 1999.

--------
*    The address for each of the Company's officers is 1345
     Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM and AGIS are affiliates of the Company.

          The Company does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Company. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 2003, the aggregate compensation paid to each of the Directors during calendar year 2003 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                      Total
                                                      Number of
                                                      Investment   Total
                                                      Companies    Number of
                                                      in the       Investment
                                                      Alliance-    Portfolio
                                       Total          Bernstein    within
                                       Compensation   Complex,     the Alliance-
                                       from the       Including    Bernstein
                                       Alliance-      the Fund,    Fund Complex
                                       Bernstein      which the    Including the
                        Aggregate      as to Fund     which the    Fund, as to
                        Compensation   Complex,       Director is  Director is
                        from the       Including      a Director   a Director
Name of Director        Company        the Company    or Trustee   or Trustee
----------------        ------------   ------------   -----------  -------------

Marc O. Mayer           $-0-           $-0-               40          68
Ruth Block              $3,342         $205,550           43          96
David H. Dievler        $3,317         $264,400           47         100
John H. Dobkin          $3,333         $234,550           45          98
William H. Foulk, Jr.   $3,322         $248,650           50         116
Clifford L. Michel      $3,328         $209,550           44          97
Donald J. Robinson      $3,333         $205,347           43          96


          As of February 6, 2004, the Directors and officers of the Company as a group owned less than 1% of the Class I and Class II shares of the Fund.

-----------------------------------------------------------------

                       EXPENSES OF THE FUND

-----------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Company has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's Class I and Class II shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class II shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").


          During the Fund's fiscal year ended October 31, 2003, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class II shares, in amounts aggregating $0, which constituted approximately 0.00% of the aggregate average daily net assets attributable to Class II shares during the period, and the Adviser made payments from its own resources as described above aggregating $16. Of the $16 paid by the Fund and the Adviser with respect to the Class II shares under the Agreement, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $8 for compensation to broker-dealers and other financial intermediaries (including $5 to the Fund's Principal Underwriters), $1 for compensation to sales personnel, $0 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $7 was spent on interest on Class II shares financing.

          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Company, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office.

          The Agreement became effective on November 14, 1997. The Agreement will continue in effect so long as its continuance is specifically approved annually by the Directors or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Company) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. The Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, at their meeting held on November 17-18, 2003.

          In approving the Rule 12b-1 Plan, the Directors of the Company determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its Class II shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may, in turn, pay part or all of such compensation to brokers or other persons for their distribution assistance.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class II shares
(i) no distribution services fee (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class.

Transfer Agency Agreement
-------------------------

          AGIS, an indirect wholly-owned subsidiary of the Adviser, located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of account holders of each of the Class I and Class II shares of the Fund. The transfer agency fee with respect to the Class II shares is higher than the transfer agency fee with respect to the Class I shares. For the fiscal year ended October 31, 2003, the Fund paid AGIS $18,000 pursuant to the Transfer Agency Agreement.


Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

-----------------------------------------------------------------

                        PURCHASE OF SHARES

-----------------------------------------------------------------

          The following information supplements that set forth in the Prospectus under the heading "Purchase and Sale of Shares--How To Buy Shares."

General
-------

          Class I shares of the Fund may be purchased and held solely (i) through accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter,
(ii) through employee benefit plans, including defined contribution and defined benefit plans that have at least $10 million in assets ("Employee Plans"), (iii) by "qualified State tuition programs" (within the meaning of Section 529 of the Internal Revenue Code of 1986, as amended (the "Code")) approved by ABIRM, (iv) by investment advisory clients of the Adviser or its affiliates, (v) by (a) officers and present or former Directors of the Company, (b) present or former directors and trustees of other investment companies managed by the Adviser,
(c) present or retired full-time employees of the Adviser, the Principal Underwriter, AGIS and their affiliates, (d) officers and directors of ACMC, the Principal Underwriter, AGIS and their affiliates, (e) (1) the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any person listed in (a) through (d), (2) any trust, individual retirement account or retirement plan account for the benefit of any person listed in (a) through (d) or a relative of such person, or (3) the estate of any person listed in (a) through (d) or a relative of such person, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund), (vi) by (a) the Adviser, the Principal Underwriter, AGIS and their affiliates or (b) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates, and (vii) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter, and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.


          Class II shares of the Fund may be purchased and held solely (i) by investors participating in wrap-fee or other similar programs offered by registered broker-dealers or other financial intermediaries that meet certain requirements established by the Principal Underwriter, and (ii) Employee Plans.

          The shares of the Fund are offered on a continuous basis at a price equal to their net asset value. The minimum initial investment in the Company is $2,000,000, which may be invested in any one or more of the Funds. Investments made through fee-based or "wrap fee" programs will satisfy the minimum initial investment requirement if the fee-based or "wrap fee" program, as a whole, invests at least $2,000,000 in one or more of the Funds. There is no minimum for subsequent investments. The minimum initial investment may be waived in the discretion of the Company.

          Investors may purchase shares of the Fund through selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries"). A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund as described in the Prospectus and this SAI, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements.


          In order to open your account, the Fund, or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.


          Right To Restrict, Reject Or Cancel Purchase And Exchange Orders. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


          Policy Regarding Excessive Or Short Duration Trading. Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds, as a matter of policy, seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase, sale and exchange activity, as described under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, Alliance, ABIRM and AGIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


     o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, when a fund shareholder makes more than two exchange transactions in amounts of $25,000 or more involving an AllianceBernstein Mutual Fund during any 90-day period, the transactions will be identified by these surveillance procedures. Additionally, each purchase of fund shares in excess of $25,000 followed by a sale within certain periods of time will be similarly identified. For purposes of these transaction surveillance procedures, AllianceBernstein Mutual Funds, ABIRM and AGIS may consider trading activity in multiple accounts under common ownership, control or influence. These monetary thresholds, numerical surveillance limits or surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.


     o Account Blocking Procedures. When a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, in their sole discretion, to be excessive or short duration trading in nature, the relevant fund account(s) will be immediately "blocked" with respect to any future purchase or exchange activity. However, sales of fund shares back to a fund will continue to be permitted in accordance with the terms of the relevant AllianceBernstein Mutual Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the Internet, may be suspended for such account. AllianceBernstein Mutual Fund accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides conclusive evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS that the account holder did not or will not in the future engage in excessive or short duration trading.


          Limitations On Ability To Detect And Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares. It is common for a substantial portion of AllianceBernstein Mutual Fund shares to be held through such omnibus accounts. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS consider the information actually available to them at the time.


          Risks Associated With Excessive Or Short Duration Trading Generally. While the AllianceBernstein Mutual Funds, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of fund shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.


          In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive purchase and sale or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.


          The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy also may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy. Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.


          Risks Resulting From Imposition Of Account Blocks In Response To Excessive Or Short Duration Trading Activity. A shareholder identified as having engaged in excessive or short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares and who does not wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases and sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares decline in value before sale, are subject to a CDSC, the shareholder recently paid a front-end sales charge or the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.


          The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.


          The public offering price of shares of the Fund is their net asset value. On each Company business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Company business day is any day on which the Exchange is open for trading.


          The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day. In the case of orders for the purchase of shares placed through financial intermediaries, the applicable public offering price will be the net asset value as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's net asset value. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.


          Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m. Eastern time on a Company business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m. Eastern time are automatically placed the following Company business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.


          Full and fractional shares are credited to a shareholder's account in the amount purchased by the shareholder. As a convenience, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.


          Class I and Class II shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class II has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fees are paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class II shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class II shares, then such amendment will also be submitted to the Class I shareholders because the Class I shares convert to Class II shares under certain circumstances, and the Class II and Class I shareholders will vote separately thereon by class and (ii) Class I shares are subject to a conversion feature and will convert Class II shares under certain circumstances.

          The Directors have determined that currently no conflict of interest exists between Class I and Class II shares.
On an ongoing basis, the Directors, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Conversion of Class I Shares to Class II Shares
-----------------------------------------------

          Class I shares may be held solely through the fee-based program accounts, Employee Plans, qualified State tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Class I shares ceases to participate in the fee-based program or Employee Plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or
(ii) the holder is otherwise no longer eligible to purchase Class I shares as described in this SAI (each, a "Conversion Event"), then all Class I shares held by the shareholder will convert automatically to Class II shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Class I shares will not constitute a Conversion Event. The Conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class II shares currently bear a .30% distribution services fee. Class I shares do not have any distribution services fee. As a result, Class II shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Class I shares.

          The conversion of Class I shares to Class II shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class I shares to Class II shares does not constitute a taxable event under federal income tax law. The conversion of Class I shares to Class II shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Class I shareholder would be required to redeem his Class I shares, which would constitute a taxable event under federal income tax law.

-----------------------------------------------------------------

               REDEMPTION AND REPURCHASE OF SHARES

-----------------------------------------------------------------

          The following information supplements that set forth in the Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are a shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the net asset value next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject to the limitations described below, the Company's Articles of Incorporation require that the Company redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. There is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or Employee Plan, the shareholder should contact the shareholder's financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Payment received by a shareholder upon redemption or repurchase of the shareholder's shares, assuming the shares constitute capital assets in the shareholder's hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Company containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

          To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Company with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Company for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Company. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts) and must be made by 4:00 p.m. Eastern time on a Company business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Company business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Company reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Company, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Company reasonably believes to be genuine. The Company will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Company did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Company may repurchase shares through the Principal Underwriter or selected financial intermediaries. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request, except that requests placed through selected financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time, and receive that day's net asset value). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through the shareholder's financial intermediary. Neither the Company nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares. Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Company reserves the right to close out an account that has remained below $200 for at least 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Company is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

-----------------------------------------------------------------

                       SHAREHOLDER SERVICES

-----------------------------------------------------------------

          The following information supplements that set forth in the Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." If you are a shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Exchange Privilege
------------------

          You may exchange your investment in the Fund for shares of the same class of any other Fund and for Class A shares of any other AllianceBernstein Mutual Fund (as defined below). Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Company business day in order to be effected at that day's net asset value.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein Health Care Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Premier Growth Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Technology Portfolio
AllianceBernstein Small Cap Growth Fund, Inc.
AllianceBernstein Technology Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

          Please read carefully the portions of the prospectus of the Fund or AllianceBernstein Mutual Fund, as applicable, into which you wish to exchange before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus or the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired, as applicable. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Fund or the AllianceBernstein Mutual Fund, as applicable, whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in that fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

          Each Fund shareholder, and the shareholder's financial intermediary, are authorized to make telephone requests for exchanges unless AGIS receives a written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through the exchange.


          Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time on a Company business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Company business day will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.


          None of the Company, the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Company reasonably believes to be genuine. The Company will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Company did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.


          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.


Statements and Reports
----------------------

          Each shareholder of the Fund receives semi-annual and annual reports which include a listing of the Fund's investments, financial statements and, in the case of the annual report, the report of the Company's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption of shares by the shareholder. By contacting his or her broker or AGIS a shareholder can arrange for copies of his or her account statements to be sent to another person.

-----------------------------------------------------------------

                         NET ASSET VALUE

-----------------------------------------------------------------

          The per share net asset value is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

          Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

          The Fund may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.


          The assets attributable to the Class I and Class II shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

-----------------------------------------------------------------

                DIVIDENDS, DISTRIBUTIONS AND TAXES

-----------------------------------------------------------------

United States Federal Income Taxation of
Dividends and Distributions
---------------------------


General
-------


          The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the United States Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).


          It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments. No interest will accrue on uncashed distribution checks.


          If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.


          The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year,
(ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.


          The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.


Dividends and Distributions
---------------------------


          Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.


          Some or all of the distributions from the Fund may be treated as "qualified dividend income," taxable to individuals at a maximum rate of 15% (5% for individuals in lower tax brackets), provided that both the Fund and the individual satisfy certain holding period and other requirements. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the individual must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.


          In the case of corporate shareholders, a portion of the Fund's dividends may be eligible for the dividends-received deduction. The amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.


          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.


          After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.


          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.


          Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.


          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.


          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.


          Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund;
(ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.


          The Fund intends to meet for each fiscal year the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and
(ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.


          The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.


United States Federal Income Taxation of the Fund
-------------------------------------------------


          The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.


          Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to treat such foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." In some cases, the Fund may be able to elect to "mark-to-market" stock in a PFIC. If the Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.


          Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.


          The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. It is anticipated that any regulations issued under this authority will not apply to the type of hedging transactions in which the Fund intends to engage.


          Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.


          Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.


          Currency Fluctuations--"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.


Other Taxes
-----------


          The Fund may be subject to other state and local taxes.


Taxation of Foreign Stockholders
--------------------------------


          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.


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                      PORTFOLIO TRANSACTIONS

-----------------------------------------------------------------

          Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

          Neither the Company nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with the Fund.

          The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to effect portfolio transactions.

          The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such broker would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


          During the fiscal years ended October 31, 2001, 2002 and 2003, the Fund incurred brokerage commissions amounting in the aggregate to $86,279, $461,375 and $672,438, respectively. During the fiscal years ended October 31, 2001, 2002 and 2003, brokerage commissions amounting in the aggregate to $-0-, $1,960 and $0, respectively, were paid to SCB & Co. During the fiscal year ended October 31, 2003, the brokerage commissions paid to SCB & Co. constituted 0% of the Fund's aggregate brokerage transactions involving the payment of commissions. During the fiscal year ended October 31, 2003, of the Fund's aggregate dollar amount of brokerage commissions, 0% was effected through SCB & Co. During the fiscal year ended October 31, 2003, transactions in portfolio securities of the Fund aggregating $342,293,370 with associated brokerage commissions of approximately $257,839 were allocated to persons or firms supplying research services to the Fund or the Adviser.

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                       GENERAL INFORMATION

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Capitalization
--------------

          The Company is a Maryland corporation organized on October 3, 1997 under the name "Alliance Institutional Funds,
Inc." The name of the Company became "AllianceBernstein
Institutional Funds, Inc." on March 31, 2003.

          The authorized capital stock of the Company consists of 24,000,000,000 shares, of which 3,000,000,000 shares are Class I shares of the Fund and 3,000,000,000 shares are Class II shares of the Fund, each having $.001 par value. The balance of the shares of the Company are Class I and Class II shares of the Company's other five portfolios.

          All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a new portfolio, each share of each portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting portfolios differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

          As of February 6, 2004 there were 27,364,565 Class I shares and 110 Class II shares of common stock of the Fund outstanding. To the knowledge of the Fund, the following persons owned, of record or beneficially, 5% or more of a class of the outstanding shares of the Fund as of February 6, 2004:

Name and Address               Shares                % of Class
----------------               ------                ----------

Class I
-------

CollegeBound Fund
CBF-Aggressive Growth
Portfolio 529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619        2,920,202                 10.67%

CollegeBound Fund
CBF Growth Portfolio
529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619        7,650,258                 27.96%

CollegeBound Fund
CBF - Balanced
Portfolio 529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619        1,386,425                  5.07%

CollegeBound Fund
Aggressive Growth Emph.
Age Based Portfolio
1996-1998
500 Plaza Drive
Secaucus, NJ  07094-3619       1,424,856                  5.21%

CollegeBound Fund
Age Based Port.
1999-2001
Aggressive Growth
529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619        2,333,536                  8.53%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio
1996-1998
500 Plaza Drive
Secaucus, NJ 07094-3619        2,137,824                  7.81%

CollegeBound
Growth Emphasis
Age Based Portfolio
1999-2001
500 Plaza Drive
Secaucus, NJ 07094-3619        3,180,474                 11.62%

Class II
--------

A.G.I.S.
Corp Actions Audit
Acct #1
P.O. Box 1520
Secaucus, NJ 07096-1520        103                       93.96%

A.G.I.S.
Corp Actions Audit
Acct #2
P.O. Box 1520
Secaucus, NJ 07096-1520        7                          6.04%

Custodian
---------

          State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, will act as the Fund's custodian for the assets of the Fund but plays no part in decisions as to the purchase or sale of portfolio securities. Subject to the supervision of the Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          ABIRM, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of common stock offered hereby are passed upon by Seward &
Kissel LLP, New York, New York.

Independent Auditors
--------------------

          Ernst & Young LLP, 5 Times Square, New York, New York
10036, has been appointed as independent auditors for the Company.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's broker or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

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     FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS

-----------------------------------------------------------------

          The financial statements for the Fund for the fiscal year ended October 31, 2003 and the report of Ernst & Young LLP, independent auditors, of AllianceBernstein Institutional Funds, Inc. are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on January 9, 2004. It is available without charge upon request by calling AGIS at (800) 227-4618.

-----------------------------------------------------------------

                           APPENDIX A:
               STATEMENT OF POLICIES AND PROCEDURES
                        FOR VOTING PROXIES

-----------------------------------------------------------------

Introduction
------------

          As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

          This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both U.S. and global securities.

Proxy Policies
--------------

          This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Committees
-----------------------

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest
---------------------

          Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-U.S. Issuers
-----------------------------------

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records
--------------------

          Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Acting General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

00250.0157 #455337v3